UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2016 (September 21, 2016)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Disclosure in Item 7.01 of this Current Report on Form 8-K, exclusively regarding the Backstop Agreement, as defined below, is hereby incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on August 24, 2016, Key Energy Services, Inc. (“Key”) and certain of its subsidiaries (together with Key, the “Company”) entered into a plan support agreement (the “Plan Support Agreement”) with certain of its lenders and noteholders with respect to the terms of a chapter 11 plan of reorganization pursuant to which, among other things and subject to the terms and conditions in the Plan Support Agreement, the Company agreed to (a) commence a solicitation (the “Solicitation”) for acceptance of a prepackaged plan of reorganization (the “Plan”) based on the restructuring transactions contemplated by the Plan Support Agreement, (b) offer subscription rights (the “Rights Offering”) to certain qualifying holders of Key’s senior notes and certain qualifying Key equity holders to purchase an aggregate of up to 7,022,859 shares of reorganized Key common stock at a price per share of $12.10 for aggregate gross proceeds of up to $85 million, which proceeds may be increased by up to $25 million through the sale of additional shares of reorganized Key common stock at a price range per share ranging between $6.86 and $8.94, based on the expected pro forma liquidity of the reorganized Company as of the effective date of the Plan (the “Plan Effective Date”), (c) if the Plan is accepted by the requisite number of voting holders representing the requisite amounts of the Company’s senior notes and term loans in the Solicitation, file voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”), and (d) seek approval of the Plan by the Bankruptcy Court.

Disclosure Statement

On September 21, 2016, the Company concurrently commenced the Rights Offering and the Solicitation. A copy of the disclosure statement (the “Disclosure Statement”), which describes the Solicitation and the Plan, and includes the Plan attached as an exhibit thereto, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Disclosure Statement contains certain projections and valuation analyses of future financial performance (collectively, the “Financial Projections”). Certain of the Company’s management team (“Management”) prepared the Financial Projections based on expectations, beliefs, opinions, and assumptions of Management that Management believed were reasonable at the time they were made. The Financial Projections contained within the Disclosure Statement were prepared in August 2016. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of the date hereof and there can be no assurance they will be realized; rather, actual future financial results are likely to vary materially from the forward-looking information presented therein. The Financial Projections were not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.”

The furnishing of the Financial Projections should not be regarded as an indication that Key or any other person considered, or now considers, this information to be predictive of actual future results, and does not constitute an admission or representation by any person that such information is material, or that the expectations, beliefs, opinions, and assumptions that underlie such Financial Projections remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of Key nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Financial Projections. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Financial Projections.

The Company does not, as a matter of course, publish its business plans or strategies, projections or anticipated financial position. Accordingly, the Company does not anticipate that it will, and disclaims any obligation to, furnish updated business plans or projections. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below and the risk factors set forth in Article XI of the Disclosure Statement.

Backstop Agreement

On September 21, 2016 and prior to the commencement of the Rights Offering and Solicitation, the Company entered into a backstop agreement (the “Backstop Agreement”) with certain parties named therein (the “Backstop Participants”), pursuant to which such parties agreed, subject to the terms and conditions in the Backstop Agreement, to participate in the Rights Offering and backstop the full amount of the Rights Offering. In exchange for the commitments under the Backstop Agreement, the Closing Backstop Participants (as defined in the Backstop Agreement) will receive a premium on the Plan Effective Date in the form of additional shares of reorganized Key common stock equal to (a) six percent (6%) of the issued and outstanding shares of reorganized Key common stock, after giving effect to certain share issuances on the Plan Effective Date, plus (b) a number of shares equal to the quotient of (i) $1.5 million divided by (ii) a price per share of reorganized Key common stock as of the Plan Effective Date equal to the quotient of (x) the sum of (A) $235 million plus (B) any cash raised through the sale of Incremental Liquidity Shares, if any, divided by (y) the total number of shares of reorganized Key common stock to be issued and outstanding on the Plan Effective Date (excluding certain shares reserved for issuance), which such price per share will range between $12.79 and $14.30, based on the expected pro forma liquidity of the reorganized Company as of the Plan Effective Date. Consummation of the Backstop Agreement is subject to several conditions, including (i) the Company having minimum liquidity after giving effect to the funding of the Rights Offering, (ii) the receipt of all required governmental and material third-party approvals, and (iii) the absence of a material adverse effect with respect to the Company.

The foregoing is a summary and reference is made to the Backstop Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, for a complete description of its terms.

Press Release

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of Key’s press release dated September 21, 2016, announcing the Company’s launch of the Rights Offering and commencement of the Solicitation.

This Current Report on Form 8-K is not a solicitation of votes to accept or reject the proposed Plan or an offer to sell or a solicitation of an offer to buy securities in the Rights Offering or any other securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy will be made pursuant to and in accordance with the Disclosure Statement and applicable Rights Offering procedures, respectively. The securities offered in the Rights Offering have not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature or that relate to future events and conditions are, or may be deemed to be, forward-looking statements. These statements are only predictions and are subject to substantial risks and uncertainties and are not guarantees of performance. Future actions, events and conditions and future results of operations may differ materially from those expressed in these statements.

Important factors that may affect Key’s expectations, estimates or projections include, but are not limited to, the following: risks associated with Key’s reorganization; the ability of Key to obtain sufficient acceptances in connection with the Solicitation; the ability of Key to obtain confirmation of the Plan from the Bankruptcy Court and/or meet all of the conditions precedent therein necessary to effectuate the Plan; conditions in the oil and natural gas industry, especially oil and natural gas prices and capital expenditures by oil and natural gas companies; volatility in oil and natural gas prices; Key’s ability to implement price increases or maintain pricing on its core services; industry capacity; increased labor costs or unavailability of skilled workers; asset impairments or other charges; the periodic low demand for Key’s services and resulting operating losses and negative cash flows; Key’s highly competitive industry as well as operating risks, which are primarily self-insured, and the possibility that its insurance may not be adequate to cover all of its losses or liabilities; the economic, political and social instability and risks of doing business in certain foreign countries; significant costs and potential liabilities resulting from compliance with applicable laws; Key’s historically high employee turnover rate and its ability to replace or add workers, including executive officers; Key’s ability to incur debt or long-

term lease obligations; Key’s ability to implement technological developments and enhancements; significant costs and liabilities resulting from environmental, health and safety laws and regulations, including those relating to hydraulic fracturing; severe weather impacts on Key’s business; Key’s ability to successfully identify, make and integrate acquisitions and its ability to finance future growth of its operations or future acquisitions; the loss of one or more of Key’s larger customers; the impact of compliance with climate change legislation or initiatives; Key’s ability to generate sufficient cash flow to meet debt service obligations; the amount of Key’s debt and the limitations imposed by the covenants in the agreements governing its debt, including its ability to comply with covenants under its current debt agreements; an increase in Key’s debt service obligations due to variable rate indebtedness; Key’s inability to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and its inaccurate assessment of future activity levels, customer demand, and pricing stability which may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); Key’s ability to execute its plans to withdraw from international markets outside North America; Key’s ability to achieve the benefits expected from acquisition and disposition transactions; Key’s ability to respond to changing or declining market conditions, including Key’s ability to reduce the costs of labor, fuel, equipment and supplies employed and used in its businesses; Key’s ability to maintain sufficient liquidity; the terms and conditions of any strategic transaction or alternative undertaken to restructure or refinance Key’s indebtedness; adverse impact of litigation; and other factors affecting Key’s business described in “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015 and its other filings with the SEC and in Article XI of the Disclosure Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Backstop Agreement.

99.1	Disclosure Statement.

99.2	Press Release, dated September 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 22, 2016	By:	/s/ J. Marshall Dodson
J. Marshall Dodson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Backstop Agreement.

99.1	Disclosure Statement.

99.2	Press Release, dated September 21, 2016.